EXHIBIT 10.21(as)

Supplemental Agreement No. 44

to

Purchase Agreement No. 1951

Between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of

December 7, 2007 by and between THE BOEING COMPANY (Boeing) and Continental Airlines, Inc. (Buyer);

WHEREAS, Buyer wishes to exercise [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Buyer wishes to exercise [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Buyer wishes to exercise [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, conditioned on the acceptance of this Supplemental Agreement No. 44, Boeing will offer Supplemental Agreement No. 45 to Buyer for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing and Buyer agree to modify the Table 1 to change the Advance Payment Base Price to reflect the same amount as of SA 41 for Serial Numbers 33533, 33534, 33535, 30132, and correct the Escalation Factor and Advance Payment Base Price for Serial Numbers 36599, 33537, 36600, 31659, 37102, and 37101.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Table of Contents, Articles, Tables and Exhibits, and Letter Agreements:

      Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 44.
      Remove and replace, in its entirety, page T-3-5 of Table 1 entitled the "Aircraft Deliveries and Descriptions, Model 737-800 Aircraft", with the revised page T-3-5 of Table 1 attached hereto.
      Remove and replace, in its entirety, pages T-6-1 and T-6-2 of Table 1 entitled the "Aircraft Deliveries and Descriptions, Model 737-900ER Aircraft", with the revised pages T-6-1 and T-6-2 of Table 1 attached hereto.
      Remove and replace, in its entirety, page T-2-2 and T-2-3 of Table 1 entitled the "Aircraft Deliveries and Descriptions, Model 737-700 Aircraft", with the revised page T-2-2 and T-2-3 of Table 1 attached hereto.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

Notwithstanding any other provision of this Supplemental Agreement No. 44 to the contrary, if Boeing and Customer have not executed a subsequent supplemental agreement [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], then this Supplemental Agreement No. 44 shall be null and void.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ Scott T. Walkey By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President -

Finance and Treasurer

Page SA

Number Number

ARTICLES

1. Subject Matter of Sale 1-1 SA 39

2. Delivery, Title and Risk
of Loss 2-1

3. Price of Aircraft 3-1 SA 39

4. Taxes 4-1

5. Payment 5-1

6. Excusable Delay 6-1

7. Changes to the Detail
Specification 7-1 SA 39

8. Federal Aviation Requirements and
Certificates and Export License 8-1 SA 39

9. Representatives, Inspection,
Flights and Test Data 9-1

10. Assignment, Resale or Lease 10-1

11. Termination for Certain Events 11-1

12. Product Assurance; Disclaimer and Release; Exclusion of

Liabilities; Customer Support; Indemnification and

Insurance 12-1

13. Buyer Furnished Equipment and
Spare Parts 13-1

14. Contractual Notices and Requests 14-1 SA 39

15. Miscellaneous 15-1

Page SA

Number Number

TABLES

1. Aircraft Deliveries and
Descriptions - 737-500 T-1 SA 3

Aircraft Deliveries and
Descriptions - 737-700 T-2 SA 44

Aircraft Deliveries and
Descriptions - 737-800 T-3 SA 44

Aircraft Deliveries and

Descriptions - 737-600 T-4 SA 4

Aircraft Deliveries and
Descriptions - 737-900 T-5 SA 39

Aircraft Deliveries and
Descriptions - 737-900ER T-6 SA 44

EXHIBITS

A-1 Aircraft Configuration - Model 737-724

(Aircraft delivering through July 2004) SA 26

A-1.1 Aircraft Configuration - Model 737-724

(Aircraft delivering on or after August 2004) SA 41

A-2 Aircraft Configuration - Model 737-824

(Aircraft delivering through July 2004) SA 26

A-2.1 Aircraft Configuration - Model 737-824

(Aircraft delivering through August 2004

through December 2007) SA 41

A-2.2 Aircraft Configuration - Model 737-824

(Aircraft delivering on or after January 2008 SA 41

A-3 Aircraft Configuration - Model 737-624 SA 1

A-4 Aircraft Configuration - Model 737-524 SA 3

SA

Number

EXHIBITS (continued)

A-5 Aircraft Configuration - Model 737-924

(Aircraft delivering through July 2004) SA 26

A-6 Aircraft Configuration - Model 737-924ER SA 41

B Product Assurance Document SA 1

C Customer Support Document - Code Two -
Major Model Differences SA 1

C1 Customer Support Document - Code Three -

Minor Model Differences SA 39

D Aircraft Price Adjustments - New
Generation Aircraft (1995 Base Price -
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 1

D1 Airframe and Engine Price Adjustments -
Current Generation Aircraft SA 1

D2 Aircraft Price Adjustments - New
Generation Aircraft (1997 Base Price - [CONFIDENTIAL MATERIAL
OMITTED AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT] SA 5

D3 Aircraft Price Adjustments - New
Generation Aircraft (July 2003 Base Price -
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPERATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 41

D4 Escalation Adjustment - Airframe and
Optional Features [CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
 SA 41

SA
Number

EXHIBITS (continued)

E Buyer Furnished Equipment
Provisions Document SA 39

F Defined Terms Document SA 5

SA

Number

LETTER AGREEMENTS

1951-1 Not Used

1951-2R4 Seller Purchased Equipment SA 39

1951-3R22 Option Aircraft-Model 737-824 Aircraft SA 38

1951-4R1 Waiver of Aircraft Demonstration SA 1

1951-5R3 Promotional Support - New Generation

Aircraft SA 39

1951-6 Configuration Matters

1951-7R1 Spares Initial Provisioning SA 1

1951-8R2 Escalation Sharing - New Generation
Aircraft SA 4

1951-9R19 Option Aircraft-Model 737-724 Aircraft SA 42

1951-11R1 Escalation Sharing-Current Generation
Aircraft SA 4

1951-12R7 Option Aircraft - Model 737-924 Aircraft SA 32

1951-13 Configuration Matters - Model 737-924 SA 5
    Installation of Cabin Systems Equipment

737-924 SA 22

1951-15 Configuration Matters - Model 737-924ER SA 39

SA

Number

RESTRICTED LETTER AGREEMENTS

6-1162-MMF-295 Performance Guarantees - Model

737-724 Aircraft

6-1162-MMF-296 Performance Guarantees - Model

737-824 Aircraft

6-1162-MMF-308R4 Disclosure of Confidential

Information SA 39

6-1162-MMF-309R1 [CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 1

6-1162-MMF-311R5 [CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 39

6-1162-MMF-312R1 Special Purchase Agreement

Provisions SA 1

6-1162-MMF-319 Special Provisions Relating to the

Rescheduled Aircraft

6-1162-MMF-378R1 Performance Guarantees - Model

737-524 Aircraft SA 3

6-1162-GOC-015R1 [CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 31

6-1162-GOC-131R9 Special Matters SA 42

6-1162-DMH-365 Performance Guarantees - Model

737-924 Aircraft SA 5

6-1162-DMH-624 [CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 8

6-1162-DMH-680 Delivery Delay Resolution Program SA 9

SA

Number

RESTRICTED LETTER AGREEMENTS (continued)

6-1162-DMH-1020 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT] SA 14

6-1162-DMH-1035 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TOA REQUEST

FOR CONFIDENTIAL TREATMENT] SA 14

6-1162-DMH-1054 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT] SA 14

6-1162-CHL-048 Rescheduled Aircraft Agreement SA 26

6-1162-CHL-195 Restructure Agreement for Model

737NG and 757-300 Aircraft SA 30

6-1162-MSA-768 Performance Guarantees - Model

737-924ER Aircraft SA 39

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 1 October 10, 1996

Supplemental Agreement No. 2 March 5, 1997

Supplemental Agreement No. 3 July 17, 1997

Supplemental Agreement No. 4 October 10, 1997

Supplemental Agreement No. 5 May 21, 1998

Supplemental Agreement No. 6 July 30, 1998

Supplemental Agreement No. 7 November 12, 1998

Supplemental Agreement No. 8 December 7, 1998

Supplemental Agreement No. 9 February 18, 1999

Supplemental Agreement No. 10 March 19, 1999

Supplemental Agreement No. 11 May 14, 1999

Supplemental Agreement No. 12 July 2, 1999

Supplemental Agreement No. 13 October 13, 1999

Supplemental Agreement No. 14 December 13, 1999

Supplemental Agreement No. 15 January 13, 2000

Supplemental Agreement No. 16 March 17, 2000

Supplemental Agreement No. 17 May 16, 2000

Supplemental Agreement No. 18 September 11, 2000

Supplemental Agreement No. 19 October 31, 2000

Supplemental Agreement No. 20 December 21, 2000

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 21 March 30, 2001

Supplemental Agreement No. 22 May 23, 2001

Supplemental Agreement No. 23 June 29, 2001

Supplemental Agreement No. 24 August 31, 2001

Supplemental Agreement No. 25 December 31, 2001

Supplemental Agreement No. 26 March 29, 2002

Supplemental Agreement No. 27 November 6, 2002

Supplemental Agreement No. 28 April 1, 2003

Supplemental Agreement No. 29 August 19, 2003

Supplemental Agreement No. 30 November 4, 2003

Supplemental Agreement No. 31 August 20, 2004

Supplemental Agreement No. 32 December 29, 2004

Supplemental Agreement No. 33 December 29, 2004

Supplemental Agreement No. 34 June 22, 2005

Supplemental Agreement No. 35 June 30, 2005

Supplemental Agreement No. 36 July 21, 2005

Supplemental Agreement No. 37 March 30, 2006

Supplemental Agreement No. 38 June 6, 2006

Supplemental Agreement No. 39 August 3, 2006

Supplemental Agreement No. 40 December 5, 2006

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 41 June 1, 2007

Supplemental Agreement No. 42 June 13, 2007

Supplemental Agreement No. 43 July 18, 2007

Supplemental Agreement No. 44 December 7, 2007

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-700 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]